UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 15, 2024

ANNOVIS BIO, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39202	26-2540421
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

101 Lindenwood Drive, Suite 225
Malvern, PA 19355

(Address of Principal Executive Offices, and Zip Code)

((484) 875-3192

Registrant’s Telephone Number, Including Area Code

                       Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ANVS	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01	Entry into a Material Definitive Agreement.

On March 15, 2024, Annovis Bio, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with an institutional investor (the “Buyer”). Pursuant to the terms of the Purchase Agreement, the Company has agreed to issue and sell to Investors an aggregate of 114,911 shares of Common Stock, 0.0001 par value per share (the “Common Shares”) at $8.92 per share for aggregate gross proceeds of $1,025,000.

Pursuant to the terms of the Purchase Agreement, if any Buyer sells (excluding short sales) any of the Common Shares to be issued to such Buyer pursuant to the Purchase Agreement to any other person, between the time of signing of the Purchase Agreement and closing of the transactions contemplated thereunder (the “Closing”), such Buyer shall automatically be deemed to be unconditionally bound to purchase, and the Company shall be deemed unconditionally bound to sell, such Common Shares to the Buyer. The Purchase Agreement further provides that, for a period of thirty days after Closing, the Company may not (i) issue any additional equity securities; (ii) amend or modify any of the Company’s warrants to purchase Common Stock; (iii) file a registration statement under the Securities Act of 1933, as amended, relating to securities that are not the Common Shares or (iv) enter into any variable rate transactions including any equity line of credit.

The Common Shares will be issued pursuant to a currently effective shelf registration statement on Form S-3 (Registration No. 333-276814), which was filed with the United States Securities and Exchange Commission on February 1, 2024, as amended on February 12, 2024 and was declared effective on February 12, 2024.

The parties anticipate that the Closing will occur as soon as possible after the satisfaction of all of the conditions to closing including, without limitation, the listing of the Common Shares on the NYSE.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report and incorporated by reference herein.

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.2	Securities Purchase Agreement, dated March 15, 2024
104	Cover Page Interactive Data File

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNOVIS BIO, INC.

Date: March 15, 2024	By:	/s/ Maria Maccecchini
Name: Maria Maccecchini
Title: President and Chief Executive Officer